                       AMENDMENT NO. 4 TO CREDIT AGREEMENT

               This AMENDMENT No. 4 TO CREDIT AGREEMENT (this "Amendment"), is made and entered into as of October 6 , 1998, among COMMUNICATIONS & POWER INDUSTRIES, INC. (the "Borrower"), COMMUNICATIONS & POWER INDUSTRIES HOLDING CORPORATION, CPI SUBSIDIARY HOLDINGS INC., COMMUNICATIONS & POWER INDUSTRIES INTERNATIONAL INC., COMMUNICATIONS & POWER INDUSTRIES ASIA INC., COMMUNICATIONS & POWER INDUSTRIES ITALIA S.R.L., COMMUNICATIONS & POWER INDUSTRIES EUROPE LIMITED, COMMUNICATIONS & POWER INDUSTRIES CANADA INC., COMMUNICATIONS & POWER INDUSTRIES AUSTRALIA PTY LIMITED, CPI SALES CORP. (collectively, the "Obligors"), BANKERS TRUST COMPANY, as agent (the "Agent"), and the various lenders (the "Lenders") from time to time party to the Credit Agreement, dated as of August 11, 1995 (as the same has been amended and modified through the date hereof, the "Agreement"), among the Obligors, the Agent and the Lenders.

                              W I T N E S S E T H:

               WHEREAS, the Obligors, the Agent and the Lenders desire (i) to amend certain provisions of the Agreement, (ii) to increase the Revolving Credit Commitments by $10,000,000 (the "Facility Increase"); and (iii) that the Facility Increase (and Revolving Credit Loans made thereunder) constitute "senior bank indebtedness" (as such term is defined in the Indenture);

               NOW, THEREFORE, in consideration of the foregoing, the premises and mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

               1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given thereto in the Agreement.

               2. Effectiveness of this Amendment. This Amendment shall become effective and the Agreement shall be amended as provided herein on the first date (the "Effective Date") on which each of the following conditions shall be satisfied or waived:

               (a) Execution of Amendment. Each Obligor, each Lender and the Agent shall have executed a copy of this Amendment (whether the same or different copies) and shall have delivered the same to the Agent.

               (b) Reaffirmation. Each Guarantor shall have executed and delivered to the Agent a counterpart to the Reaffirmation of Guaranty in substantially the form attached hereto as Exhibit A (the "Reaffirmation of Guaranty"). Each Pledgor (as such term is defined in the Pledge Agreement) shall have executed and delivered to the Agent a counterpart to the Reaffirmation of Pledge Agreement in substantially the form attached hereto as Exhibit B (the "Reaffirmation of Pledge Agreement").

               (c) Assignment Agreement. The Agent shall have received an executed counterpart to the Assignment Agreement in substantially the form attached hereto as Exhibit C (the "Assignment Agreement") (i) from each Lender that is increasing its Revolving Credit Commitment as part of the Facility Increase (each, an "Increasing Lender") and each Person (other than a Lender) that is to make a Revolving Credit Commitment on the Effective Date (each, a "New Lender"; together with each Increasing Lender, an "Assignee") and (ii) from each Lender that is not increasing its Revolving Credit Commitment as part of the Facility Increase (each, an "Assignor"). By no later than 10:00 a.m. New York City time on the Settlement Date (as such term is defined in the Assignment Agreement), the Agent shall have received from each Assignee, by wire transfer of immediately available funds to the Settlement Account (as such term is defined in the Assignment Agreement), an amount equal to the amount set forth opposite such Assignee's name in Annex A to the Assignment Agreement under the caption "Amount to be Paid (Received)".

               (d) Revolving Credit Notes. The Borrower shall have executed and delivered to the Agent a Revolving Credit Note in the name of each New Lender and in the principal amount of such New Lender's Revolving Credit Commitment as set forth in Schedule 1.1(a) to this Amendment (each, a New Lender Note").

               (e) Opinion of Counsel. The Lenders and the New Lenders shall have received from Irell & Manella LLP, special US counsel to certain of the Obligors, the Guarantors and the Pledgors, an opinion addressed to the Agent and each of the Lenders and dated the Effective Date covering the matters set forth in Exhibit D.

               (f)    Governing Documents; Proceedings.

                      (i) The Lenders and the New Lenders shall have received a
               certificate of the Secretary or an Assistant Secretary of each Obligor, Guarantor and Pledgor, dated the Effective Date, certifying (A) that the Articles or Certificate of Incorporation (or similar organizational document) and Bylaws of such Obligor, Guarantor or Pledgor, as the case may be, previously delivered to the Lenders are true, correct and complete, have not been amended and remain in effect on the Effective Date, (B) that attached thereto is a true, complete and correct and complete copy of resolutions duly adopted by the Board of Directors of such Obligor, Guarantor or Pledgor, as the case may be, which resolutions remain in full force and effect without amendment or modification and which authorize the execution, delivery and performance by such Obligor, Guarantor or Pledgor, as the case may be, of the Loan Documents to which it is a party (as such Loan Documents are amended, modified and supplemented by this Amendment, the Reaffirmation of Guaranty and the Reaffirmation of Pledge Agreement) and the consummation of the transactions contemplated hereby and thereby, (C) that no proceedings have been commenced for the dissolution or liquidation of such Obligor, Guarantor or Pledgor, as the case may be, and (D) the incumbency, signature and authority of the officer of such Obligor, Guarantor or Pledgor, as the case may be, who will execute and deliver this Amendment, the Reaffirmation of Guaranty and/or the Reaffirmation of Pledge Agreement.

                      (ii) The Lenders and the New Lenders shall have received a certificate, dated the Effective Date, of an officer of each Obligor, Guarantor and Pledgor certifying that the representations and warranties of such Person contained in the Loan Documents to which such Person is a party are true and correct in all material respects as of the Effective Date with the same effect as though such representations and warranties had been made on and as of the Effective Date (except for such representations and warranties made as of a specified date, which shall be true and correct in all material respects as of such specified date).

               (g) No Litigation. The Lenders and the New Lenders shall be satisfied that, on the Effective Date, no judgment, order, injunction or other restraint shall have been issued or filed which restrains, and no hearing seeking injunctive relief or other restraint is pending or has been noticed which seeks to restrain, the Obligors, the Guarantors and the Pledgors from consummating the transactions described in the Loan Documents.

               (h) No Default; Representations and Warranties. The Lenders and the New Lenders shall be satisfied that, on the Effective Date and after giving effect to this Amendment, the Reaffirmation of Guaranty and the Reaffirmation of Pledge Agreement, (i) there shall exist no Default or Event of Default and (ii) the representations and warranties of each Obligor, each Guarantor and each Pledgor contained in the Loan Documents to which such Person is a party are true and correct in all material respects as of the Effective Date with the same effect as though such representations and warranties had been made on and as of the Effective Date (except for such representations and warranties made as of a specified date, which shall be true and correct in all material respects as of such specified date).

               (i) Consent Fee. For consenting to the Facility Increase and the amendments contained in this Amendment, each Lender that executes this Amendment shall have received on the Effective Date a fee in immediately available funds equal to the product of (i) 0.15% and (ii) the aggregate amount of such Lender's Commitments.

               (j) Facility Increase Fee. For participating in the Facility Increase, (i) each Increasing Lender shall have received on the Effective Date a fee in immediately available funds equal to the product of (x) 0.50% and (y) the difference obtained by subtracting the Revolving Credit Commitment of such Increasing Lender immediately prior to the effectiveness of this Amendment from the Revolving Credit Commitment of such Increasing Lender set forth in Schedule 1.1(a) to this Amendment; and (ii) each New Lender shall have received on the Effective Date, a fee in immediately available funds equal to the product of (x) 0.50% and (y) the Revolving Credit Commitment of such New Lender as set forth in Schedule 1.1(a) to this Amendment.

               (k) Other Payments. The Agent and each Lender shall have received all other amounts, if any, amounts owing from the Obligors to such Person through and including the Effective Date.

               3. Amendments. As of the Effective Date:

               (a) The references to "$77,000,000" contained on the cover page of the Agreement and Recital B of the Agreement shall be amended to read "$87,000,000".

               (b) The reference to "$35,000,000" contained in Section 1.1(a) of the Agreement shall be amended to read "$45,000,000".

               (c) Section 3 of the Agreement shall be amended by adding the following Section after Section 3.23 and before Section 4:

                      "3.24 Year 2000 Problem. On the basis of a comprehensive
               review and assessment of each Obligor's systems and equipment and inquiry made of each Obligor's material suppliers, vendors and customers, each Obligor reasonably believes that the Year 2000 Problem, including the costs of remediation thereof, will not result in a Material Adverse Effect. Each Obligor has developed feasible contingency plans to ensure uninterrupted and unimpaired business operation in the event of failure of its own or a third party's systems and/or equipment due to the Year 2000 Problem, including those of vendors, customers and suppliers, as well as a general failure of or interruption in its communications and delivery infrastructure.".

               (d) Section 5 of the Agreement shall be amended by adding the following Section after Section 5.14 and before Section 6:

                      "5.15 Year 2000 Problem. By September 30, 1999, the
               Borrower shall, and shall cause each other Obligor to, (a) renovate all systems and equipment affected by the Year 2000 Problem to cause them to perform correctly date-sensitive functions for the relevant date data from before and after December 31, 1999 ("Year 2000 Compliance"), or replace them with technology not so affected; and (b) complete testing and installation of all material systems and equipment to ensure timely Year 2000 Compliance.".

               (e) The reference to "$35,000,000" contained in the defined term "Maximum Revolving Credit Commitment" set forth in Annex A to the Agreement shall be amended to read "$45,000,000".

               (f) Annex A to the Agreement shall be amended by deleting subclause (B) of clause (g) of the defined term "Permitted Investments" and substituting the following therefor:

               "(B) such investments (including the amount of any assumed liabilities thereunder but excluding the amount of the Borrower's investment in Aydin Corporation's West Coast Microwave Division) do not exceed $5,000,000 in the aggregate;".

               (g) Annex A to the Agreement shall be amended by adding the following term after the defined term "Working Capital":

                      "Year 2000 Problem" shall mean the inability of computer
               hardware, computer software and embedded microchips in non-computing devices to perform properly date-sensitive functions with respect to certain dates prior to, on and after December 31, 1999.".

               (h) Annex D to the Agreement shall be amended by adding the following parenthetical after the word "report" contained in clause (i) of Section 4 of Annex D:

               "(which report shall not be qualified as to (A) going concern, (B) any limitation in the scope of the audit or (C) possible errors generated by financial reporting and related systems due to the Year 2000 Problem)".

               (i) Annex D to the Agreement shall be further amended by adding the following Section after Section 4 of Annex D:

                      "11. Promptly, upon the request of the Agent, a copy of
               the Borrower's and each Obligor's plan, timetable and budget to address Year 2000 Problems, together with periodic updates thereof and expenses incurred to date, any third party assessment of the Borrower's and any Obligor's Year 2000 remediation efforts, any Year 2000 contingency plans and any estimates of the Borrowers' and any Obligor's potential litigation exposure (if any) to the Year 2000 Problem.".

               (j) Annex F shall be amended by deleting the table set forth therein and substituting the following therefor:


                   "Fiscal Quarter                 Consolidated EBITDA
                   ---------------                 -------------------
                      Q4, 1998                            $38,000,000

                      Q1, 1999                            $38,000,000
                      Q2, 1999                            $38,000,000
                      Q3, 1999                            $39,000,000
                      Q4, 1999                            $39,000,000

                      Q1, 2000                            $39,000,000
                      Q2, 2000                            $39,000,000
                      Q3, 2000                            $40,000,000
                      Q4, 2000                            $40,000,000

                      Q1, 2001                            $40,000,000
                      Q2, 2001                            $40,000,000
                      Q3, 2001                            $41,000,000
                      Q4, 2001                            $41,000,000

                      Q1, 2002                            $41,000,000
                      Q2, 2002                            $41,000,000
                      Q3, 2002                            $42,000,000
                      Q4, 2002                            $42,000,000".

               (k) Schedule 1.1(a) to the Agreement shall be deleted in its entirety and Schedule 1.1(a) to this Amendment shall be substituted therefor.

               4. Aydin Purchase. The Borrower has acquired Aydin Corporation's West Coast Microwave Division ("Aydin") for a purchase price of approximately $9,000,000. By way of clarification, the purchase price paid for Aydin assets shall be excluded from the definition of "Capital Expenditures" contained in Paragraph 4 of Annex F of the Credit Agreement.

               5. Settlement. On the Effective Date, the Assignees shall purchase from the Assignors the Assigned Shares (as such term is defined in the Assignment Agreement) in accordance with the terms of the Assignment Agreement. The Borrower agrees that the reallocation of Revolving Credit Loans caused by the Facility Increase requested by the Borrower shall constitute a prepayment for purposes of Section 1.9(e) of the Agreement and, accordingly, agrees to pay all breakage costs, if any, which may be incurred as a result of such reallocation. The parties hereto hereby agree to use reasonable efforts to minimize breakage costs which may result from the reallocation of Revolving Credit Loans. By no later than 3:00 p.m. New York City time on the Settlement Date (as such term is defined in the Assignment Agreement), the Agent shall, so long as it has received the same from the Assignees, wire transfer to each Assignor, an amount equal to the amount set forth opposite such Assignor's name in Annex A to the Assignment Agreement under the caption "Amount to be Paid (Received)".

               6. Revolving Credit Notes. Promptly following the Effective Date, the Agent shall deliver to each New Lender its New Lender Note. Promptly following the Effective Date, each Lender with a Revolving Credit Commitment (an "Existing Lender") shall deliver to the Borrower its Revolving Credit Note or, in lieu thereof, a certificate of lost instrument together with indemnification in substance reasonably satisfactory to the Borrower, against receipt from the Borrower of a new Revolving Credit Note in the name of such Existing Lender and in the principal amount of such Existing Lender's Revolving Credit Commitment as set forth in Schedule 1.1(a) to this Amendment.

               7. Representations and Warranties. Each Obligor makes, as of the Effective Date, each of the representations and warranties set forth in Section 3 of the Agreement, and such representations and warranties are, by this reference, incorporated herein as if set forth herein in their entirety, provided that references to "Loan Documents" shall, for purposes of this paragraph, be deemed to include this Amendment, the Reaffirmation of Guaranty and the Reaffirmation of Pledge Agreement. Each Obligor represents and warrants that the Facility Increase (and Revolving Credit Loans made thereunder) constitute "senior bank indebtedness" (as such term is defined in the Indenture).

               8. Miscellaneous.

               (a) Except as expressly modified by this Amendment, the Agreement and Schedules and Annexes thereto shall continue to be and remain in full force and effect in accordance with their terms. Any future reference to the Agreement and Schedules and Annexes thereto shall, from and after the Effective Date, be deemed to be a reference to the Agreement and Schedules and Annexes thereto as amended by this Amendment.

               (b) This Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

               (c) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW RULES.

               (d) This Amendment may be executed by facsimile signature and each such signature shall be treated in all respects as having the same effect as an original signature.


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



               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                COMMUNICATIONS & POWER
                                  INDUSTRIES, INC.



                                By  /s/ LYNN E HARVEY
                                    ----------------------------------------
                                    Name  Lynn E. Harvey
                                    Title: Chief Financial Officer, Treasurer
                                            and Secretary


                                COMMUNICATIONS & POWER
                                INDUSTRIES HOLDING CORPORATION



                                By  /s/ LYNN E HARVEY
                                    ----------------------------------------
                                    Name  Lynn E. Harvey
                                    Title: Chief Financial Officer, Treasurer
                                            and Secretary


                                CPI SUBSIDIARY HOLDINGS INC.



                                By  /s/ LYNN E. HARVEY
                                    ----------------------------------------
                                    Name:  Lynn E. Harvey
                                    Title: Secretary

                                COMMUNICATIONS & POWER
                                INDUSTRIES INTERNATIONAL INC.



                                By  /s/ LYNN E. HARVEY
                                    ----------------------------------------
                                    Name: Lynn E. Harvey
                                    Title: Secretary


                                COMMUNICATIONS & POWER
                                INDUSTRIES ASIA INC.



                                By  /s/ LYNN E. HARVEY
                                    ----------------------------------------
                                    Name: Lynn E. Harvey
                                    Title: Treasurer


                                COMMUNICATIONS & POWER
                                INDUSTRIES ITALIA S.R.L.



                                By  /s/ LYNN E. HARVEY
                                    ----------------------------------------
                                    Name: Lynn E. Harvey
                                    Title: (Per Power of Attorney)


                                COMMUNICATIONS & POWER
                                INDUSTRIES EUROPE LIMITED



                                By  /s/ LYNN E. HARVEY
                                    ----------------------------------------
                                    Name: Lynn E. Harvey
                                    Title: Secretary

                                COMMUNICATIONS & POWER
                                INDUSTRIES CANADA INC.



                                By  /s/ LYNN E. HARVEY
                                    ----------------------------------------
                                    Name:  Lynn E. Harvey
                                    Title:   Vice President


                                COMMUNICATIONS & POWER
                                INDUSTRIES AUSTRALIA
                                PTY LIMITED



                                By  /s/ LYNN E. HARVEY
                                    ----------------------------------------
                                    Name: Lynn E. Harvey
                                    Title: (Per Power of Attorney)


                                CPI SALES CORP.



                                By  /s/ LYNN E. HARVEY
                                    ----------------------------------------
                                    Name:  Lynn E. Harvey
                                    Title:  Secretary and Treasurer


                                BANKERS TRUST COMPANY,
                                as Lender and as Agent



                                By  /s/ MARY JO JOLLY
                                    ----------------------------------------
                                    Name: Mary Jo Jolly
                                    Title: Assistant Vice President

                                DRESDNER BANK AG,
                                New York Branch and
                                Grand Cayman Branch


                                By  /s/ BRIGITTE SAGIN
                                    ----------------------------------------
                                    Name: Brigitte Sagin
                                    Title: Assistant Treasurer

                                By  /s/ BEVERLY G. CASON
                                    ----------------------------------------
                                    Name: Beverly G. Cason
                                    Title: Vice President



                                U.S. BANK NATIONAL ASSOCIATION
                                (f/k/a FIRST BANK NATIONAL ASSOCIATION)


                                By  /s/ KURT D. EGERTSON
                                    ----------------------------------------
                                    Name: Kurt D. Egertson
                                    Title: Vice President



                                MERRILL LYNCH SENIOR FLOATING
                                RATE FUND, INC.


                                By  /s/ GILLES MARCHAND
                                    ----------------------------------------
                                    Name: Gilles Marchand, CFA
                                    Title:  Authorized Signatory



                                PAMCO CAYMAN LTD.
                                By HIGHLAND CAPITAL MANAGEMENT, LP,
                                      as Collateral Manager


                                By  /s/ MARK K. OKADA
                                    ----------------------------------------
                                    Name: Mark K. Okada CFA
                                    Title:  Executive Vice President

                                ROYALTON COMPANY
                                By PACIFIC INVESTMENT MANAGEMENT
                                      COMPANY, as Investment Adviser


                                By  /s/ RAYMOND KENNEDY
                                    ----------------------------------------
                                    Name:  Raymond Kennedy
                                    Title: Sr. Vice President



                                SENIOR DEBT PORTFOLIO
                                By BOSTON MANAGEMENT AND RESEARCH, as Investment Adviser


                                By  /s/ SCOTT H. PAGE
                                    ----------------------------------------
                                    Name:  Scott H. Page
                                    Title: Vice President



                                UNION BANK OF CALIFORNIA, N.A.


                                By  /s/ STEPHEN R. SWEENEY
                                    ----------------------------------------
                                    Name:  Stephen R. Sweeney
                                    Title: Vice President